UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 18, 2015

BREEZE-EASTERN CORPORATION

(Exact name of Registrant as specified in charter)

Delaware	001-07872	95-4062211
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Melanie Lane Whippany, New Jersey		07981
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 602-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 19, 2015, Breeze-Eastern Corporation, a Delaware corporation (the “Company”), issued a joint press release with TransDigm Group Incorporated, a Delaware corporation (“Parent”), announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 18, 2015, by and among the Company, Parent and Hook Acquisition Sub Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Purchaser”). The Merger Agreement provides, among other things, that Purchaser will, upon the terms and subject to the conditions set forth therein, conduct a cash tender offer for all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) for $19.61 per share in cash and then merge with and into the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statements Regarding Forward-Looking Information

Certain statements either contained in or incorporated by reference into this document, other than just purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions. The Company has identified some of these forward-looking statements with words like “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” or “potential,” the negatives of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements regarding the planned completion of the tender, merger and the transaction. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements, including, but not limited to, risks and uncertainties related to: uncertainties as to the timing of the transaction; uncertainties as to the percentage of the Company’s stockholders tendering their shares in the offer; the possibility that competing offers or acquisition proposals will be made; uncertainties as to the parties’ ability to satisfy the conditions to the consummation of the tender offer and the other conditions set forth in the merger agreement and the possibility of any termination of the merger agreement; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; legislative and regulatory activity and oversight; and other risks and uncertainties pertaining to the business of the Company, including the risks and uncertainties detailed in the Company’s public periodic filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report on Form 10K for the fiscal year ended March 31, 2015, Quarterly Reports on Form 10-Q and its subsequently filed SEC reports, each as filed with the SEC, as well as the tender offer documents to be filed by Parent and the Solicitation/Recommendation Statement to be filed by the Company in connection with the tender offer. The reader is cautioned to not unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise any forward-looking statement as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

This report is not an offer to purchase or a solicitation of an offer to sell securities of the Company. The planned tender offer by Purchaser for all of the outstanding shares of common stock of the Company has not been commenced. On commencement of the tender offer, an offer to purchase and related materials will be filed with the SEC and the Company intends to file relevant materials with the SEC, including a solicitation/recommendation statement on Schedule 14D-9. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, and may obtain documents filed by the Company free of charge from the Company’s website (www.breeze-eastern.com) under the heading “SEC Filings” within the “Investor Relations” portion of the Company’s website.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Joint press release of TransDigm Group Incorporated and Breeze-Eastern Corporation, dated November 19, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2015

BREEZE-EASTERN CORPORATION

By:	/s/ Serge Dupuis
Name:	Serge Dupuis
Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint press release of TransDigm Group Incorporated and Breeze-Eastern Corporation, dated November 19, 2015.